UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

____________________

FORM 8-K

CURRENT REPORT

____________________

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 3, 2003

UnionBanCal Corporation

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-15081	94-1234979
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

400 California Street
San Francisco, California		94104-1302
(Address of Principal Executive Offices)		(Zip Code)

(415) 765-2969

(Registrant’s telephone number, including area code)

Item 5.      Other Events.

                In connection with the Company’s Registration Statement on Form S-3 (File Nos. 333-109304 through —109304-03), the Company hereby files the Exhibit set forth in Item 7 below relating to the Company’s proposed issuance of subordinated debt securities as provided therein.

Item 7.  Financial Statements and Exhibits

(c)                                          Exhibits:

Exhibit Number	Description

99.1	Underwriting Agreement, dated December 3, 2003.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:       December 5, 2003

UnionBanCal Corporation

By:	/s/ David I. Matson
David I. Matson
Executive Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Underwriting Agreement, dated December 3, 2003.